                                                                 Exhibit 99.2
TXU Corp.

     The following table identifies the components of the contribution and change in earnings for the quarter ended December 31, 2003, by segment.

                                                           Contribution                      Change
                                                     -------------------------     -----------------------
                                                      Net Income                       US$
                                                          US$                       (Millions)   Per Share
Three Months Ended                                    (Millions)          EPS       After Tax     Impact       EPS
------------------------------                       ----------          -----     ----------    ---------   --------
Reported Earnings 12/31/2002 (Basic & Diluted)                                                               $(16.44)
Discontinued Operations                                                               (4,202)      (14.15)   $(14.15)
Extraordinary loss                                                                      (134)       (0.45)   $ (0.45)
                                                                                       -----        -----    -------
Earnings from Continuing Operations 12/31/2002                                                               $ (1.84)
Energy                                                   56               0.15           367         1.24
Energy Delivery                                          36               0.09            28         0.09
Australia                                                 6               0.02             9         0.03
Corporate and Other                                     (32)             (0.09)          209         0.70
Effect of TXU Energy Preferred Securities*               13               0.03            13         0.04
Change in Common Shares Outstanding                                                                 (0.06)      2.04
                                                       ----              -----                                ------
Earnings from Continuing Operations
  12/31/2003 (Diluted)                                   79               0.20                                $ 0.20
Discontinued Operations                                 (43)             (0.13)                                (0.13)
                                                       ----              -----                                ------
Reported Earnings 12/31/2003 (Diluted)                   36               0.07                                $ 0.07
                                                       ====              =====                                ======

* Amount represents the interest and discount amortization associated with the TXU Energy exchangeable preferred securities which are dilutive for EPS calculations.

                                                           Contribution                      Change
                                                     --------------------------    ------------------------
                                                      Net Income                     US$
                                                          US$                      (Millions)    Per Share
Year to Date                                          (Millions)          EPS        After Tax     Impact       EPS
------------------------------                        ----------         -----      ----------   ---------   --------
Reported Earnings 12/31/2002 (Basic & Diluted)                                                               $(15.23)
Discontinued Operations                                                               (4,258)      (15.33)   $(15.33)
Extraordinary loss                                                                      (134)       (0.48)   $ (0.48)
                                                                                                             -------
Earnings from Continuing Operations 12/31/2002                                                               $  0.58
Energy                                                  493               1.30           174         0.63
Energy Delivery                                         299               0.79            71         0.26
Australia                                               102               0.27            28         0.10
Corporate and Other                                    (179)             (0.47)          282         1.00
Effect of TXU Energy Preferred Securities*               53               0.14            53         0.19
Change in Common Shares Outstanding                                                                 (0.73)      1.45
                                                       ----              -----                                ------
Earnings from Continuing Operations
  12/31/2003 (Diluted)                                  768               2.03                                $ 2.03
Discontinued Operations                                 (97)             (0.26)                                (0.26)
Cumulative Effect of Accounting Changes                 (58)             (0.15)                                (0.15)
                                                       ----              -----                                ------
Reported Earnings 12/31/2003 (Diluted)                  613               1.62                                $ 1.62
                                                       ====              =====                                ======

* Amount represents the interest and discount amortization associated with the TXU Energy exchangeable preferred securities which are dilutive for EPS calculations.

  These tables are furnished in response to your request for information concerning the Company and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP. AND SUBSIDIARIES

                                                                                          For the Periods Ended December 31, 2003
Statements of Consolidated Income
(Unaudited)

                                                                           Three Months Ended            Twelve Months Ended
                                                                              December 31,                   December 31,
                                                                      -----------------------------    ---------------------------
                                                                        2003     2002    % Change      2003     2002    % Change
                                                                       -------  -------    -------     -----    -----    -------
                                                                            (millions of dollars, except per share amounts)

Operating revenues .................................................... $2,527   $2,117      19.4      $11,008   $9,896     11.2
                                                                        ------   ------    ------       ------   ------    -----
Costs and expenses:
    Cost of energy sold and delivery fees .............................  1,108    1,087       1.9        4,947    4,087     21.0
    Operating costs ...................................................    433      437      (0.9)       1,665    1,592      4.6
    Depreciation and amortization......................................    233      221       5.4          886      868      2.1
    Selling, general and administrative expenses ......................    323      290      11.4        1,108    1,213     (8.7)
    Franchise and revenue-based taxes .................................    121      135     (10.4)         456      478     (4.6)
    Other income ......................................................    (19)     (10)     90.0          (82)     (51)    60.8
    Other deductions ..................................................     15      495     (97.0)          46      577    (92.0)
    Interest income ...................................................    (19)     (11)     72.7          (44)     (31)    41.9
    Interest expense and related charges ..............................    240      238       0.8          975      882     10.5
                                                                        ------   ------    ------       ------   ------   ------
          Total costs and expenses ....................................  2,435    2,882     (15.5)       9,957    9,615      3.6
                                                                        ------   ------    ------       ------   ------   ------

Income (loss) from continuing operations before income taxes, extraordinary items and cumulative effect of changes
          in accounting principles.....................................     92     (765)       -         1,051      281       -

Income tax expense (benefit)...........................................     20     (224)       -           314       99       -
                                                                        ------   ------    ------       ------   ------   ------
Income (loss) from continuing operations before extraordinary items
         and cumulative effect of changes in accounting principles.....     72     (541)       -           737      182       -

Loss from discontinued operations, net of tax affect...................    (43)  (4,202)    (99.0)         (97)  (4,258)   (97.7)

Extraordinary loss, net of tax effect..................................     -      (134)       -            -      (134)      -

Cumulative effect of changes in accounting principles,
         net of tax benefit............................................     -        -         -           (58)       -       -
                                                                        ------   ------    ------       ------    -----   ------
Net income (loss)......................................................     29   (4,877)       -           582   (4,210)      -

Preference stock dividends ............................................      6        6        -            22       22       -
                                                                        ------   ------    ------       ------    -----    -----

Net income (loss) available for common stock .......................... $   23  $(4,883)       -       $  560   $(4,232)      -
                                                                        ======   ======    ======       ======    =====    =====

Average shares of common stock
    outstanding, basic (millions) .....................................    323      297       8.8          322      278     15.8

Average shares of common stock
    outstanding, diluted (millions) ...................................    380      297      27.9          379      278     36.3

Per share of common stock:
    Basic earnings:
       Income (loss) from continuing operations before
           cumulative effect of changes in accounting principles....... $ 0.20  $  (1.84)      -        $ 2.22   $  0.58      -
       Loss on discontinued operations, net of tax effect.............. $(0.13) $ (14.15)   (99.1)      $(0.30)  $(15.33)  (98.0)
       Extraordinary loss, net of tax effect........................... $   -   $  (0.45)      -        $   -    $ (0.48)     -
       Cumulative effect of changes in accounting principles,
           net of tax benefit.......................................... $   -   $    -         -        $(0.18)  $   -        -
       Net income (loss) available for common stock ................... $ 0.07  $ (16.44)      -        $ 1.74   $(15.23)     -

    Diluted earnings:
       Income (loss) from continuing operations before cumulative
          effect of changes in accounting principles................... $ 0.20  $ (1.84)       -        $ 2.03   $  0.58      -
       Loss on discontinued operations, net of tax effect.............. $(0.13) $(14.15)    (99.1)      $(0.26)  $(15.33)  (98.3)
       Extraordinary loss, net of tax effect........................... $   -   $ (0.45)       -        $   -    $ (0.48)     -
       Cumulative effect of changes in accounting principles,
          net of tax benefit........................................... $   -   $  -           -        $(0.15)  $   -        -
       Net income (loss) available for common stock ................... $ 0.07  $(16.44)       -        $ 1.62   $(15.23)     -

    Dividends declared ................................................ $0.125  $ 0.125        -        $0.500   $ 1.925   (74.0)

     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows
(Unaudited)

                                                                                                      Twelve Months Ended
                                                                                                          December 31,
                                                                                                   ------------------------
                                                                                                   2003                2002
                                                                                                   ----                ----
                                                                                                     (millions of dollars)
Cash flows - operating activities:
   Income from continuing operations before extraordinary items and cumulative effect
       of changes in accounting principles..............................................        $    737            $   182
   Adjustments to reconcile income from continuing operations before extraordinary items and cumulative effect of changes in accounting principles to cash provided by operating activities:
      Depreciation and amortization ....................................................             959                947
      Deferred income taxes and investment tax credits -- net ..........................              10                 65
      Net gain from sale of assets......................................................             (43)               (31)
      Net effect of unrealized mark-to-market valuations of commodity contracts.........             128                108
      Net equity loss from unconsolidated affiliates and joint ventures.................              17                255
      Over (under) recovery of gas costs................................................              62                 (8)
      Reduction in regulatory liability.................................................            (132)              (151)
      Retail clawback accrual increase (decrease).......................................             (12)               185
      Asset impairment charge...........................................................               -                253
      Losses on early extinguishment of debt............................................               -                 63
   Changes in operating assets and liabilities .........................................           1,072               (520)
                                                                                                --------            -------
        Cash provided by operating activities ..........................................           2,798              1,348
                                                                                                --------            -------
Cash flows - financing activities:
   Issuances of securities:
      Equity-linked debt securities.....................................................               -                440
      Exchangeable subordinated notes...................................................               -                750
      Other long-term debt .............................................................           3,245              3,377
      Common stock .....................................................................              23              1,274
   Retirements/repurchases of securities:
      Long-term debt ...................................................................          (2,736)            (3,595)
      Preferred stock of subsidiaries...................................................             (98)                 -
   Change in notes payable:
      Commercial paper .................................................................              31               (844)
      Banks ............................................................................          (2,270)             1,243
   Cash dividends paid:
      Common stock .....................................................................            (160)              (652)
      Preference stock .................................................................             (22)               (22)
   Redemption deposits applied to debt retirements......................................             210                  -
   Debt premium, discount, and reacquisition expenses...................................             (41)              (493)
                                                                                                --------            -------
        Cash used in financing activities...............................................          (1,818)             1,478
                                                                                                --------            -------
Cash flow - investing activities:
   Capital expenditures ................................................................            (956)            (1,003)
   Proceeds from sale of assets ........................................................              24                449
   Acquisitions of businesses...........................................................            (150)               (36)
   Nuclear fuel ........................................................................             (44)               (51)
   Investment in collateral trust.......................................................            (525)                 -
   Other ...............................................................................               2               (210)
                                                                                                --------            -------
        Cash used in investing activities ..............................................          (1,649)              (851)
                                                                                                --------            -------
Effect of exchange rates on cash and cash equivalents ..................................               8                (13)

Cash used by discontinued operations ...................................................             (37)              (605)
                                                                                                --------            -------
Net change in cash and cash equivalents ................................................            (698)             1,357

Cash and cash equivalents -- beginning balance .........................................           1,573                216
                                                                                                --------            -------
Cash and cash equivalents -- ending balance ............................................        $    875            $ 1,573
                                                                                                ========            =======

     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP. AND SUBSIDIARIES

Consolidated Balance Sheets
(Unaudited)

                                                                                                    December 31,   December 31,
                                                                                                        2003           2002
                                                                                                    ------------   ------------
                                                                                                        (millions of dollars)
                                                 ASSETS
Current assets:
     Cash and cash equivalents .........................................................               $   875      $ 1,573
     Restricted cash....................................................................                    12          210
     Accounts receivable - trade........................................................                 1,369        1,670
     Income taxes receivable............................................................                     -          488
     Inventories........................................................................                   599          545
     Commodity contract assets .........................................................                   959        1,298
     Assets of telecommunications holding company.......................................                   110           -
     Other current assets ..............................................................                   333          348
                                                                                                       -------      -------
         Total current assets ..........................................................                 4,257        6,132
                                                                                                       -------      -------

Investments:
     Restricted cash ...................................................................                   582           96
     Other investments .................................................................                   705          724
Property, plant and equipment - net ....................................................                20,791       19,590
Goodwill and other unamortized intangible assets........................................                 1,829        1,588
Regulatory assets - net ................................................................                 1,966        1,772
Commodity contract assets ..............................................................                   362          657
Cash flow hedges and other derivative assets ...........................................                   123          150
Other noncurrent assets ................................................................                   411          328
Assets held for sale....................................................................                   709           95
                                                                                                       -------       ------
        Total assets ...................................................................              $ 31,735     $ 31,132
                                                                                                       =======       ======



                          LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Notes payable:
       Commercial paper ................................................................              $     58      $     18
       Banks ...........................................................................                    39         2,306
     Long-term debt due currently ......................................................                   677           958
     Accounts payable - trade ..........................................................                 1,042         1,029
     Commodity contract liabilities ....................................................                   913         1,138
     Liabilities of telecommunications holding company..................................                   603            -
     Other current liabilities .........................................................                 1,339         1,293
                                                                                                      --------       -------
         Total current liabilities .....................................................                 4,671         6,742
                                                                                                      --------       -------


Accumulated deferred income taxes and investment tax credits............................                 4,369         4,060
Commodity contract liabilities .........................................................                   318           520
Cash flow hedges and other derivative liabilities ......................................                   267           220
Long-term debt held by subsidiary trusts................................................                   546           546
All other long-term debt, less amounts due currently....................................                12,324        11,593
Other noncurrent liabilities and deferred credits.......................................                 2,370         2,127
Liabilities held for sale...............................................................                   192            47
                                                                                                      --------       -------
         Total liabilities..............................................................                25,057        25,855
                                                                                                      --------       -------

Preferred securities of subsidiaries....................................................                   759           211

Shareholders' equity:
   Preferred stock not subject to mandatory redemption..................................                   300           300
   Common stock without par value.......................................................                    48         7,995
   Additional paid in capital...........................................................                 8,097           111
   Retained deficit ....................................................................                (2,498)       (2,900)
   Accumulated other comprehensive loss.. ..............................................                   (28)         (440)
                                                                                                      --------       -------
         Total shareholders' equity ....................................................                 5,919         5,066
                                                                                                      --------       -------

         Total liabilities, preferred securities of subsidiaries and
           shareholders' equity ........................................................              $ 31,735      $ 31,132
                                                                                                      ========       =======

  Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP CONSOLIDATED STATISTICS
Consolidated Operating Statistics
Periods Ended December 31, 2003 and 2002

                                                                                Three Months                   Twelve Months
                                                                        ---------------------------      -------------------------
                                                                         2003      2002        %          2003      2002        %
                                                                         ----      ----       ---         ----      ----       ---
Operating statistics-Volumes
   Retail electricity (gigawatt-hours).............................     19,534     19,851     (1.6)       88,328   97,464     (9.4)
                                                                       =======    =======    =====       =======  =======    =====
   Wholesale electricity:
    (gigawatt-hours)...............................................     11,705      7,841     49.3        39,636   32,781     20.9
                                                                       =======    =======    =====       =======  =======    =====
   Retail gas (billion cubic feet).................................         54         56     (3.6)          206      207     (0.5)
                                                                       =======    =======    =====       =======  =======    =====

   US electricity distribution (gigawatt-hours)(a).................     21,644     22,623     (4.3)      101,810  102,481     (0.7)
                                                                       =======    =======    =====       =======  =======    =====
   Australia electricity distribution (gigawatt-hours).............        691        512     35.0         2,486    2,106     18.0
                                                                       =======    =======    =====       =======  =======    =====
   Gas pipeline transportation (billion cubic feet)................         85         89     (4.5)          360      437    (17.6)
                                                                       =======    =======    =====       =======  =======    =====
Retail customers & points of delivery (end of period & in thousands)
   Electricity.....................................................................................        3,170    3,248     (2.4)
   Gas ............................................................................................        1,962    1,907      2.9
                                                                                                         -------  -------    -----
           Total customers ........................................................................        5,132    5,155     (0.4)
                                                                                                         =======  =======    =====
   Points of delivery-US electricity distribution............ .....................................        2,932    2,909      0.8
                                                                                                         =======  =======    =====
   Points of delivery-Australia electricity distribution ..........................................          560      549      2.0
   Points of delivery-Australia gas distribution ..................................................          481      466      3.2
                                                                                                         -------  -------    -----
           Total points of delivery-Australia......................................................        1,041    1,015      2.6
                                                                                                         =======  =======    =====
Operating revenues (in millions of dollars)
  Retail electricity:
    Residential ...............................................       $    756   $    586     29.0      $  3,598  $ 3,320      8.4
    Business and other.........................................            838        764      9.7         3,498    3,640     (3.9)
                                                                       -------    -------    -----       -------   ------    -----
           Total retail........................................          1,594      1,350     18.1         7,096    6,960      2.0

  Wholesale electricity........................................            364        218     67.0         1,321      922     43.3
                                                                       -------    -------    -----       -------   ------    -----
  Retail gas:
    Residential ...............................................            246        221     11.3           977      656     48.9
    Business and other.........................................            146        133      9.8           548      401     36.7
                                                                       -------    -------    -----       -------   ------    -----
           Total ..............................................            392        354     10.7         1,525    1,057     44.3
                                                                       -------    -------    -----       -------   ------    -----

   US electricity distribution.................................            482        443      8.8         2,087    1,994      4.7
                                                                       -------    -------    -----       -------   ------    -----
   Australia electricity distribution..........................             18          9      -              59       37     59.5
                                                                       -------    -------    -----       -------   ------    -----
   Australia gas distribution..................................              9          6     50.0            43       33     30.3
                                                                       -------    -------    -----       -------   ------    -----
   Gas pipeline transportation.................................             14         14      -              57       53      7.5
                                                                       -------    -------    -----       -------   ------    -----
   Hedging and risk management activities......................           (112)        15      -              60      249    (75.9)
                                                                       -------    -------    -----       -------   ------    -----
   Other revenues, less intercompany eliminations..............           (234)      (292)   (19.9)       (1,240)  (1,409)   (12.0)
                                                                       -------    -------    -----       -------   ------    -----
           Total operating revenues ...........................       $  2,527   $  2,117     19.4      $ 11,008 $  9,896     11.2
                                                                       =======    =======    =====       =======   ======    =====
Financial statistics & ratios - December 2003
   Common stock data:
   Shares outstanding-end of period (millions) .......................................................       324
   Book value per share-end of period ................................................................  $  17.35
   Return on average common stock equity (based on continuing operations).............................      13.8%

   Capitalization (millions) and capitalization ratios (end of period):
   Long-term debt excluding equity-linked and subsidiary trust securities...............  $ 10,884          55.6%
   Equity-linked securities ............................................................     1,440           7.4
   Long-term debt held by subsidiary trusts (b).........................................       546           2.8
   Exchangeable preferred membership interests (net of discount)........................       646           3.3
   Preference & preferred stock.........................................................       413           2.2
   Common stock equity..................................................................     5,619          28.7
                                                                                            ------         -----

           Total .......................................................................  $ 19,548         100.0%
                                                                                            ======         =====

(a) 2002 data revised.
(b) The amount represents debt of TXU Corp. and TXU Gas held by subsidiary financing trusts as investments supporting Preferred Securities issued by the trusts. The trusts were deconsolidated as a result of recently issued accounting rules.

 Additional financial information is available on request to TXU Corp. at 1601
        Bryan Street, Dallas, Texas 75201-3411 (214) 812-4600.

TXU CORP. AND SUBSIDIARIES
ENERGY SEGMENT (TXU ENERGY COMPANY LLC)

                                                                                        For the Periods Ended December 31, 2003
Statements of Consolidated Income
(Unaudited)

                                                                          Three Months Ended              Twelve Months Ended
                                                                             December 31,                    December 31,
                                                                       ---------------------------     --------------------------
                                                                        2003      2002    % Change     2003      2002    % Change
                                                                       ------    ------   --------     -----    ------   --------
                                                                     (millions of dollars)          (millions of dollars)

Operating revenues ...............................................    $ 1,745   $  1,483     17.7     $ 7,995  $ 7,691       4.0
                                                                        -----      -----     ----       -----    -----     -----
Costs and expenses:
    Cost of energy sold and delivery fees ........................      1,082      1,121     (3.5)      5,124    4,783       7.1
    Operating costs ..............................................        180        194     (7.2)        691      701      (1.4)
    Depreciation and amortization.................................        102        113     (9.7)        409      450      (9.1)
    Selling, general and administrative expenses .................        179        198     (9.6)        636      775     (17.9)
    Franchise and revenue-based taxes ............................         40         38      5.3         124      120       3.3
    Other income .................................................         (5)        -        -          (48)     (33)     45.5
    Other deductions .............................................         14        246    (94.3)         22      254     (91.3)
    Interest income ..............................................         (5)        (2)      -           (8)     (10)    (20.0)
    Interest expense and related charges .........................         77         62     24.2         323      215      50.2
                                                                        -----      -----     ----       -----    -----     -----
        Total costs and expenses .................................      1,664      1,970    (15.5)      7,273    7,255       0.2
                                                                        -----      -----     ----       -----    -----     -----

Income (loss) from continuing operations before income taxes and
   cumulative effect of changes in accounting principles..........         81       (487)      -          722      436      65.6

Income tax expense (benefit)......................................         25       (176)      -          229      117      95.7
                                                                        -----      -----     ----       -----    -----     -----
Income (loss) from continuing operations before cumulative effect
   of changes in accounting principles............................         56       (311)      -          493      319      54.5

Loss from discontinued operations, net of tax effect..............        (15)       (16)    (6.3)        (14)     (49)    (71.4)

Cumulative effect of changes in accounting principles,
       net of tax benefit.........................................         -          -        -          (58)      -          -
                                                                        -----      -----     ----       -----    -----     -----
Net income (loss).................................................     $   41     $ (327)      -       $  421   $  270      55.9
                                                                        =====      =====     ====       =====    =====     =====



     The Energy segment represents the electricity generation, portfolio management and wholesale and retail energy sales operations of TXU
Energy Company LLC, operating principally in the competitive Texas market.


      Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

ENERGY SEGMENT
Operating and Financial Statistics
Periods Ended December 31, 2003 and 2002



                                                                          Three Months                      Twelve Months
                                                                  ----------------------------      ----------------------------
Operating statistics - Volumes                                     2003      2002     % Change       2003      2002     % Change
                                                                   ----      ----     --------       ----      ----     --------

Retail electricity (gigawatt-hours)...........................    17,270   18,030       (4.2)       79,922    90,581     (11.8)
                                                                  ======   ======      =====       =======   =======     =====
Wholesale electricity (gigawatt-hours)........................    10,850    7,080       53.2        37,362    29,649      26.0
                                                                  ======   ======      =====       =======   =======     =====

Retail electricity customers (end of period & in thousands-
  number of meters)...........................................                                       2,597     2,713      (4.3)

Operating revenues (millions of dollars)
Retail electricity:
   Residential ...............................................   $   679  $   539       26.0       $ 3,311   $ 3,108       6.5
   Business and other.........................................       747      695        7.5         3,173     3,415      (7.1)
                                                                  ------   ------      -----        ------    ------     -----
      Total ..................................................     1,426    1,234       15.6         6,484     6,523      (0.6)

Wholesale electricity.........................................       350      200       75.0         1,274       857      48.7

Hedging and risk management activities (a)....................      (115)       5         -             18       142     (87.3)

Other revenues................................................        84       44       90.9           219       169      29.6
                                                                  ------   ------      -----        ------    ------     -----
      Total operating revenues ...............................   $ 1,745  $ 1,483       17.7       $ 7,995   $ 7,691       4.0
                                                                  ======   ======      =====        ======    ======     =====

Weather (average for service area)
 Percent of normal:
    Cooling degree days .....................................      128.8%    67.0%      61.8 Pts     103.1%      99.8%      3.3 Pts
    Heating degree days .....................................       80.2%   107.0%     (26.8)Pts      94.0%     102.0%     (8.0)Pts

(a) Includes net unrealized mark-to-market losses of $100 million and $113 million in the twelve months 2003 and 2002, respectively.

TXU CORP. AND SUBSIDIARIES
ENERGY DELIVERY SEGMENT

                                                                                           For the Periods Ended December 31, 2003

Statements of Consolidated Income
(Unaudited)

                                                                              Three Months Ended            Twelve Months Ended
                                                                                December 31,                   December 31,
                                                                          --------------------------    --------------------------
                                                                          2003     2002     % Change     2003     2002     % Change
                                                                          ----     ----     --------     ----     ----     --------
                                                                       (millions of dollars)          (millions of dollars)

Operating revenues ...............................................        $ 832    $ 784       6.1     $ 3,429   $ 2,973     15.3
                                                                           ----     ----     -----      ------    ------    -----
Costs and expenses:
    Cost of gas sold .............................................          207      205       1.0         791       502     57.6
    Operating costs ..............................................          228      227       0.4         880       829      6.2
    Depreciation and amortization.................................          101       86      17.4         372       332     12.0
    Selling, general and administrative expenses .................           98       83      18.1         345       348     (0.9)
    Franchise and revenue-based taxes ............................           78       86      (9.3)        316       322     (1.9)
    Other income .................................................           (4)     (16)    (75.0)        (12)      (21)   (42.9)
    Other deductions .............................................            1       37     (97.3)         -         40       -
    Interest income ..............................................           (9)     (16)    (43.8)        (54)      (48)    12.5
    Interest expense and related charges .........................           81       87      (6.9)        346       331      4.5
                                                                           ----     ----     -----      ------    ------    -----
        Total costs and expenses .................................          781      779       0.3       2,984     2,635     13.2
                                                                           ----     ----     -----      ------    ------    -----
Income before income taxes and extraordinary loss.................           51        5        -          445       338     31.7

Income tax expense (benefit)......................................           15       (3)       -          146       110     32.7
                                                                           ----     ----     -----      ------    ------    -----
Income before extraordinary loss..................................           36        8        -          299       228     31.1

Extraordinary loss, net of tax effect.............................           -      (123)       -           -       (123)      -
                                                                           ----     ----     -----      ------    ------    -----

Net income (loss).................................................        $  36    $(115)       -      $  299    $   105       -
                                                                           ====     ====     =====      ======    ======    =====



     The Energy Delivery segment includes the electricity transmission and distribution business of Oncor Electric Delivery Company and the natural gas pipeline and distribution business of TXU Gas Company, both of which are subject to regulation by Texas authorities.


     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

ENERGY DELIVERY SEGMENT
Operating and Financial Statistics
Periods Ended December 31, 2003 and 2002

                                                                             Three Months                    Twelve Months
                                                                       --------------------------       -------------------------
                                                                       2003     2002     % Change       2003     2002    % Change
                                                                       ----    ------    --------       ----    ------   --------

Operating statistics - Volumes

Electricity distribution (gigawatt-hours)(a)........................  21,644    22,623      (4.3)     101,810   102,481     (0.7)
                                                                      ======    ======     =====      =======   =======    =====

Retail gas distribution (billion cubic feet):
   Residential .....................................................      24        29     (17.2)          83        86     (3.5)
   Business and other...............................................      15        16      (6.3)          58        58        -
                                                                      ------    ------     -----       ------    ------    -----
      Total ........................................................      39        45     (13.3)         141       144     (2.1)
                                                                      ======    ======     =====       ======    ======    =====
Pipeline transportation (billion cubic feet)........................      85        89      (4.5)         360       437    (17.6)
                                                                      ======    ======     =====       ======    ======    =====


Retail gas distribution customers & electricity points of delivery
 (end of period & in thousands)

Retail gas distribution customers..............................................................         1,482     1,470      0.8
                                                                                                       ======    ======     ====
Electricity distribution points of delivery (b)................................................         2,932     2,909      0.8
                                                                                                       ======    ======     ====

Operating revenues (millions of dollars)

Electricity transmission and distribution:
   Affiliated (TXU Energy).......................................... $   322   $   334      (3.6)     $ 1,489   $ 1,586     (6.1)
   Non-affiliated ..................................................     160       109      46.8          598       408     46.6
                                                                      ------    ------     -----       ------    ------    -----
      Total ........................................................     482       443       8.8        2,087     1,994      4.7
                                                                      ------    ------     -----       ------    ------    -----
Retail gas distribution:
   Residential .....................................................     200       200        -           770       563     36.8
   Business and other...............................................     122       114       7.0          455       313     45.4
                                                                      ------    ------     -----       ------    ------    -----
      Total ........................................................     322       314       2.5        1,225       876     39.8
Pipeline transportation.............................................      14        14        -            57        53      7.5
Other revenues, net of eliminations.................................      14        13       7.7           60        50     20.0
                                                                      ------    ------     -----       ------    ------    -----
      Total retail gas distribution and pipeline transportation.....     350       341       2.6        1,342       979     37.1

Total operating revenues ........................................... $   832   $   784       6.1      $ 3,429   $ 2,973     15.3
                                                                      ======    ======     =====       ======    ======    =====

(a) 2002 data revised.
(b) Includes approximately 100,000 lighting sites, primarily guard lights, for which TXU Energy is the REP but are not included in TXU Energy's customer count.

TXU CORP. AND SUBSIDIARIES
AUSTRALIA SEGMENT

                                                                                           For the Periods Ended December 31, 2003
Statements of Consolidated Income
(Unaudited)

                                                                    Three Months Ended                    Twelve Months Ended
                                                                       December 31,                          December 31,
                                                                ---------------------------          ---------------------------
                                                                2003      2002     % Change           2003      2002     % Change
                                                                ----      ----     --------           ----      ----     --------
                                                              millions of dollars                   millions of dollars

Operating revenues .........................................   $ 283    $  198      42.9            $1,103     $ 860        28.3
                                                                ----      ----     -----             -----      ----       -----

Costs and expenses:
    Cost of energy sold and delivery fees ..................     145       102      42.2               527       400        31.8
    Operating costs ........................................      25        22      13.6                98        83        18.1
    Depreciation and amortization...........................      24        18      33.3                86        67        28.4
    Selling, general and administrative expenses ...........      40        23      73.9               113        87        29.9
    Other income............................................      (1)       -         -                 (1)       (2)      (50.0)
    Other deductions .......................................       2         3     (33.3)                4         4          -
    Interest income ........................................      (1)       (1)       -                 (5)       (1)         -
    Interest expense and related charges ...................      42        35      20.0               151       129        17.1
                                                                ----      ----     -----              ----      ----       -----
        Total costs and expenses ...........................     276       202      36.6               973       767        26.9
                                                                ----      ----     -----              ----      ----       -----

Income (loss) before income taxes ..........................       7        (4)       -                130        93        39.8

Income tax expense (benefit)................................       1        (1)       -                 28        19        47.4
                                                                ----      ----     -----              ----      ----       -----
Net Income (loss)...........................................   $   6     $  (3)       -              $ 102     $  74        37.8
                                                                ====      ====     =====              ====      ====       =====


Exchange rates .............................................  0.7159    0.5582                      0.6525    0.5441
                                                              ------    ------                     ------     ------

     The Australia segment includes electricity generation, energy distribution, portfolio management, wholesale and retail energy sales and gas storage businesses operating in southern Australia, in largely competitive markets.

    Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

AUSTRALIA SEGMENT
Operating and Financial Statistics
Periods Ended December 31, 2003 and 2002

                                                                                  Three Months               Twelve Months
                                                                          --------------------------  -------------------------
                                                                            2003    2002   % Change    2003     2002   % Change
                                                                            ----    ----   --------    ----     ----   --------
Operating statistics - Volumes

Retail electricity (gigawatt-hours):
   Residential.........................................................      769      584     31.7     3,067    2,667      15.0
   Business and other..................................................    1,495    1,237     20.9     5,339    4,216      26.6
                                                                           -----    -----    -----    ------    -----     -----
     Total.... ........................................................    2,264    1,821     24.3     8,406    6,883      22.1
                                                                           =====    =====    =====    ======   ======     =====
Wholesale electricity:
   (gigawatt-hours)....................................................      855      761     12.4     2,274    3,132     (27.4)
                                                                           =====    =====    =====    ======   ======     =====

Retail gas (billion cubic feet)........................................       15       11     36.4        65       63       3.2
                                                                           =====    =====    =====     =====   ======     =====

Electricity distribution (gigawatt-hours)..............................      691      512     35.0     2,486    2,106      18.0
                                                                           =====    =====    =====     =====   ======     =====

Gas distribution (billion cubic feet)..................................        9        8     12.5        39       35      11.4
                                                                           =====    =====    =====     =====   ======     =====

Retail customers & points of delivery (end of period & in thousands)
   Electricity.....................................................................................      573      535       7.1
   Gas ............................................................................................      480      437       9.8
                                                                                                       -----   ------     -----
           Total...................................................................................    1,053      972       8.3
                                                                                                       =====   ======     =====

   Electricity distribution points of delivery ....................................................      560      549       2.0
   Gas distribution points of delivery ............................................................      481      466       3.2
                                                                                                       -----    -----     -----
           Total points of delivery ...............................................................    1,041    1,015       2.6
                                                                                                       =====    =====     =====
Operating revenues (millions of dollars)

  Retail electricity:
      Residential ....................................................... $   77  $    47     63.8   $   287  $   212      35.4
      Business and other.................................................     91       69     31.9       325      225      44.4
                                                                           -----    -----    -----     -----    -----     -----
           Total ........................................................    168      116     44.8       612      437      40.0

Wholesale electricity....................................................     14       18    (22.2)       47       65     (27.7)
                                                                           -----    -----    -----     -----    -----     -----

Electricity distribution.................................................     18        9       -         59       37      59.5
                                                                           -----    -----    -----     -----    -----     -----
Retail gas:
      Residential (a)....................................................     46       21       -        207       93        -
      Business and other.................................................     24       19     26.3        93       88       5.7
                                                                           -----    -----    -----     -----    -----     -----
           Total ........................................................     70       40     75.0       300      181      65.7
                                                                           -----    -----    -----     -----    -----     -----
Gas distribution.........................................................      9        6     50.0        43       33      30.3
                                                                           -----    -----    -----     -----    -----     -----
Hedging and risk management activities & other revenues (b)..............      4        9    (55.6)       42      107     (60.7)
                                                                           -----    -----    -----     -----    -----     -----
           Total operating revenues ..................................... $  283   $  198     42.9   $ 1,103   $  860      28.3
                                                                           =====    =====    =====     =====    =====     =====

(a) Revenue growth reflected a former agency arrangement for certain customers, which converted to a direct sales relationship in late 2002, with revenue in 2002 representing the service fee. Reported volumes for 2003 and 2002 are comparable.
(b) Includes net unrealized mark-to-market losses of $28 million in the twelve months 2003 period and net gains of $5 million in 2002.